SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2004

Hooper Holmes, Inc.

(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920

(Address of principal executive officers) (zip)

Registrant’s telephone number, including area code (908) 766-5000

None

(Former names or former address, if changed since last report.)

FORM 8-K

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated April 28, 2004.

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, Hooper Holmes, Inc., issued a press release announcing its financial results for the quarter ended March 31, 2004, a copy of which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

By:	/s/ Fred Lash
Fred Lash
Senior Vice President,
Chief Financial Officer & Treasurer

Date: May 5, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Hooper Holmes, Inc. on April 28, 2004.